EXHIBIT 10.7

                              CONSENT AND AMENDMENT
                                       TO
                             TALK.COM LOAN DOCUMENTS


         This CONSENT AND AMENDMENT TO TALK.COM LOAN DOCUMENTS (this "AMENDMENT") is entered into as of August 10, 2001 by and among TALK AMERICA INC. (f/k/a Talk.com Holding Corp.) ("TALK AMERICA"), and ACCESS ONE COMMUNICATIONS CORP. ("ACCESS ONE"), and each other Borrower under and as defined in the Credit Agreement (defined below) (together with Talk America and Access One, the "BORROWERS"), and TALK AMERICA HOLDINGS, INC. (f/k/a Talk.com, Inc.) ("TALK HOLDINGS" or "GUARANTOR"), and MCG FINANCE CORPORATION (as "ADMINISTRATIVE AGENT" and as a "TERM LENDER") and MCG CAPITAL CORPORATION (f/k/a MCG Credit Corporation) (as a "TERM LENDER").


                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Borrowers, Administrative Agent and each Term Lender are parties to that certain Credit Facility Agreement executed and effective as of October 20, 2000 (as amended as of the date hereof, the "CREDIT AGREEMENT"); and

         WHEREAS, TALK HOLDINGS and Administrative Agent are parties to that certain Guaranty made and effective as of October 20, 2000 (as amended as of the date hereof, the "GUARANTY"); and

         WHEREAS, a certain Master Security Agreement, Collateral Assignment and Equity Pledge (as amended as of the date hereof, the "SECURITY AGREEMENT") by and among Talk America, Access One (and each and other signatory thereto and each other Person that is listed on Schedule 1 thereto as of the date hereof, collectively, the "GRANTORS") was entered into and made effective as of October 20, 2000; and

         WHEREAS, each of the Borrowers, Guarantor and Grantors (collectively, the "OBLIGORS") and Administrative Agent and each Term Lender desire to amend the Credit Agreement, the Guaranty and the Security Agreement as set forth in this Amendment; and

         WHEREAS, Obligors, Administrative Agent and each Term Lender will benefit directly, substantially and materially from the provisions set forth in this Amendment;

         NOW, THEREFORE, for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

         1.       Amendments to the Loan Documents.

                  1.1.  Intentionally Blank.

                  1.2.  Intentionally Blank.



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


                  1.3. Additional Guarantor Covenants - Revised. The last sentence of paragraph d of Section 10 of the Guaranty is hereby amended and restated in its entirety as follows:


         "FOR AVOIDANCE OF DOUBT, Guarantor also shall be entitled to receive and accept payments and dividends from a Borrower if and to the extent
         (a) such Borrower is then expressly permitted to make such payments under the Credit Agreement and (b) either (I) Guarantor at the time of such payment or dividend has less than $7.5 million of cash, immediately available funds, and readily marketable securities or (II) within 10 Business Days after receiving the proceeds of such payment or dividend, Guarantor either uses such funds (in a manner not otherwise prohibited by this Guaranty) to make a payment on an obligation to an unrelated third party or returns such funds to such Borrower."



                  1.4. Collateral Definitions under Security Agreement - Revised. Sections 1.1(d), 1.1(i) and 2.5 of the Security Agreement are hereby amended and restated in their entirety, respectively, as follows:

         "1.1(d). Receivables, Accounts, Contracts, Money, Instruments, Chattel Paper and Related Documents - All of such Grantor's accounts, receivables, cash collateral accounts, lock box accounts, other deposit accounts, security deposits, advance payments, contracts, contract rights, leases, licenses, insurance policies, chattel paper, documents, instruments (whether or not negotiable), money, letter of credit rights, general intangibles and other obligations of any kind, and whether or not arising out of or in connection with the sale or lease of goods or the rendering of services (any and all of the foregoing being the "Contract Rights"), and all rights of any Grantor in and to all agreements, security agreements, guaranties, leases and other contracts securing or otherwise relating to any such Contract Rights (any and all such security agreements, guaranties, leases and other contracts being the "Related Contracts"); and"

         "1.1(i). Securities and Investment Property - Without limiting any of the foregoing, all of such Grantor's right, title, interest and benefits in, to and under all stocks and derivative securities, options, warrants, bonds, and other securities, security entitlements, securities accounts, financial assets and other investment property (including all such securities representing ownership in such Grantor's subsidiaries), whether now owned or hereafter acquired and the proceeds and general intangibles related thereto (including all Dividends and Distributions); and"

         "2.5. Negotiable Documents, Instruments, Certificated Securities and Chattel Paper. Contemporaneously with the execution hereof, each Grantor has delivered to Administrative Agent possession of all originals of all negotiable documents, certificated securities, instruments and chattel paper (other than checks received in the ordinary course of business) currently owned or held by such Grantor (duly endorsed in blank, if requested by Administrative Agent). Each Grantor shall not create any chattel paper that does not contain a legend acceptable to Administrative Agent indicating that Administrative Agent has a security interest in such chattel paper."

                  1.5. Additional Provisions to Security Agreement. The following new Sections 3.10, 3.11 and 3.12 shall be inserted into the Security Agreement immediately following existing Section 3.09:

         "3.10. Possession. Each Grantor shall have possession of such Grantor's Collateral, except where expressly otherwise provided in this Security Agreement or where Administrative Agent chooses to perfect the security interest in such Collateral by possession in addition to the filing of a financing statement. Where any Grantor's Collateral is in the possession of a third party, such Grantor will notify such third party of Administrative Agent's security interest and will use commercially reasonable efforts to obtain an acknowledgment from the third party that it is holding the Collateral for the benefit of Administrative Agent. Such Grantor shall prepare any such notice to be delivered to such third party and shall provide Administrative Agent with a copy of such notice."

         "3.11. Control. In addition to any other assurances and covenants provided in this Security Agreement, each Grantor will cooperate with Administrative Agent in obtaining control with respect to any Collateral consisting of:

                  a.       Deposit Accounts; and

                  b.       Investment Property;

                  c.       Letter-of-credit rights; and

                  d.       Electronic chattel paper."

         "3.12. Additional Filing Authorization. Without otherwise limiting any other authorization included in this Agreement, each Grantor hereby authorizes Lender from time to time to file, record and/or register financing statements, continuation statements and other instruments and documents (and, as applicable, any amendments thereto) necessary or appropriate to evidence, provide notice of and/or perfect the interest of Lender relative to all or any part of the Collateral without the signature of such Grantor as and to the maximum extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by applicable law."

         2. Update of Schedules. Borrowers (on or before September 30, 2001) shall deliver to Administrative Agent (a) each of the Schedules required to have been delivered pursuant to any Loan Document, updated to reflect facts, circumstances and conditions as of the date such updated Schedules are delivered pursuant to this Section 2, and (b) a chart indicating each of the approvals under applicable state law that Borrowers have been required to obtain as of and after the Closing Date as a result of the transactions under the Loan Documents (including an indication of the status of each such required approval).

         3. Intentionally Blank.

         4. Waivers re Existing Financial Covenant Default. Administrative Agent and each Lender hereby waives any Default or Event of Default (a) under Section
7.1.3 of the Credit Agreement resulting from Borrowers' failure to be in compliance with the Subscriber Acquisition

Cost financial covenant set forth in Section 4.1.2 thereof with respect to LD Only Subscribers for the period ending June 30, 2001 and (b) under Section 7.1.4 of the Credit Agreement resulting from Borrowers' failure to timely provide Administrative Agent with the notice required by Section 4.13 thereof as a result of the Default under Section 4.1.2 thereof.

         4A. Grant of Additional Warrants. In consideration of and as a condition to the various amendments and consents agreed to herein, Talk Holdings hereby agrees, within 5 Business Days after the date hereof, to issue and grant to Term Lenders (ratably based upon each such Lender's Commitment) warrants exercisable for 150,000 shares of common stock of TALK HOLDINGS (par value $0.01 per share). Such warrants shall have the same substantive terms and conditions as the EBITDA Shortfall Warrants issued to Term Lenders, except that (a) the exercise price shall be $0.68 per share and (b) the warrants shall be immediately exercisable but subject to an overall lockup period of 1 year from the date hereof (for the warrants and warrant shares collectively) with exceptions for (i) transfers to affiliates, (ii) transfers along with all or part of the indebtedness under the Loan Documents, (iii) transfers to or redemptions by Holdings or any affiliate thereof, (iv) transfers in connection with or after a change of control of TALK HOLDINGS, and (v) transfers in a private transaction that is subject to such transfer restrictions for the balance of the lockup period. Such warrants shall be treated as additional compensation for the cost and risk incurred associated with (y) the present and future underwriting and syndicating of the Credit Facilities and (z) certain amendments to, and consents under, the Credit Facilities, but shall in no way affect or relieve any Borrower or TALK HOLDINGS of any of its obligations to fully and timely perform and to repay the entire indebtedness due under the Loan Documents.

         5.       Miscellaneous.

                  5.1. Loan Document; Definitions. This Amendment is a Loan Document executed pursuant to the Credit Agreement and (unless otherwise expressly indicated herein) is to be construed, administered and applied in accordance with the terms and provisions thereof. Capitalized terms used herein without separate definitions have the meaning ascribed to such terms (as applicable) in the Credit Agreement or in the other Loan Documents. The rules of construction and the number and gender provisions under Article 9 of the Credit Agreement are also applicable herein.

                  5.2. Binding and Governing Law. This Amendment has been delivered by Borrowers and the other Obligors and has been received by Administrative Agent in the Commonwealth of Virginia. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs, personal representatives and executors. This Amendment shall be governed as to its validity, interpretation, construction and effect by the laws of the Commonwealth of Virginia (without giving effect to the conflicts of law rules of the Commonwealth of Virginia).

                  5.3. Survival. All agreements, representations, warranties and covenants of any Obligor contained herein or in any documentation required hereunder shall survive the execution and delivery of this Amendment and (except as otherwise expressly provided herein) will continue in full force and effect so long as any indebtedness or other obligation of any Borrower or other Obligor to Administrative Agent or any Term Lender remains outstanding under any of the Loan Documents.

                  5.4. Waiver of Suretyship Defenses. Each Obligor hereby waives any and all defenses (other than the defense of payment or the defense of accord and satisfaction) and rights of discharge based upon suretyship or impairment of collateral (including, without limitation, lack of attachment or perfection with respect thereto) that it, he or she may now have or may hereafter acquire with respect to Term Lender or any of its, his or her obligations hereunder, under any Loan Document or under any other agreement that it, he or she may have or may hereafter enter into with Term Lender.

                  5.5. WAIVER OF LIABILITY. EACH OBLIGOR (A) AGREES THAT ADMINISTRATIVE AGENT AND EACH TERM LENDER (AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS) SHALL HAVE NO LIABILITY TO ANY OBLIGOR (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) FOR LOSSES OR COSTS SUFFERED OR INCURRED BY ANY OBLIGOR IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED OR THE RELATIONSHIP ESTABLISHED BY ANY LOAN DOCUMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH, EXCEPT FOR FORESEEABLE ACTUAL LOSSES RESULTING DIRECTLY FROM ADMINISTRATIVE AGENT'S OR ANY TERM LENDER'S OWN GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUD AND (B) WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM AGAINST ADMINISTRATIVE AGENT OR ANY TERM LENDER (OR THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS) WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE, EXCEPT FOR CLAIMS FOR FORESEEABLE ACTUAL LOSSES RESULTING DIRECTLY FROM ADMINISTRATIVE AGENT'S OR ANY TERM LENDER'S OWN GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUD. MOREOVER, WHETHER OR NOT SUCH DAMAGES ARE RELATED TO A CLAIM THAT IS SUBJECT TO THE WAIVER EFFECTED ABOVE AND WHETHER OR NOT SUCH WAIVER IS EFFECTIVE, ADMINISTRATIVE AGENT AND ANY TERM LENDER (AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS) SHALL HAVE NO LIABILITY WITH RESPECT TO (AND EACH OBLIGOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR) ANY SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR NON-FORESEEABLE DAMAGES SUFFERED BY ANY OBLIGOR IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED OR THE RELATIONSHIP ESTABLISHED BY ANY LOAN DOCUMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH.

                  5.6. WAIVER OF JURY TRIAL. ADMINISTRATIVE AGENT AND EACH OBLIGOR EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (WHETHER AS CLAIM, COUNTER-CLAIM, AFFIRMATIVE DEFENSE OR OTHERWISE) IN CONNECTION WITH OR IN ANY WAY RELATED TO ANY OF THE LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), ACTIONS OR INACTIONS OF TERM LENDER OR ANY OBLIGOR. EACH OBLIGOR ACKNOWLEDGES AND AGREES (A) THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY), AND (B) THAT IT HAS BEEN ADVISED BY LEGAL COUNSEL IN CONNECTION HEREWITH, AND (C) THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR TERM LENDER ENTERING INTO THE LOAN DOCUMENTS AND FUNDING ADVANCES THEREUNDER.

                  5.7. Construction. The language in all parts of this Amendment and the other Loan Documents in all cases shall be construed as a whole according to its fair meaning.

                  5.8. Loan Documents. Except as modified herein or in any other instruments or documents executed in connection herewith, (a) all terms and conditions of the Loan Documents shall remain in effect in accordance with their original tenor; and (b) nothing contained herein shall constitute a waiver by Administrative Agent or of any of Administrative Agent's or any Term

Lender's rights and remedies (including, without limitation, any of Administrative Agent's or any Term Lender's rights or remedies as to, or any obligations owing to Administrative Agent or any Term Lender of, any person who may be liable to Administrative Agent or any Term Lender on account of any of the Obligations, whether or not such person is a party hereto), all of which rights and remedies are expressly reserved and not waived. Each agreement, covenant, representation and warranty of each Obligor hereunder shall be deemed to be in addition to, and not in substitution for, the agreements, covenants, representations and warranties previously made by each such Obligor. In the event that there shall be any inconsistency between any provisions of this Agreement and a provision set forth in any other Loan Document, the provision most favorable to Administrative Agent, or any Term Lender and most restrictive as to Obligor shall govern.

                  5.9. Time of the Essence. Time is of the essence of each aspect of this Agreement.

                  5.10. Successors. This Agreement shall be binding upon and inure to the benefit of each Obligor, Administrative Agent and each Term Lender and their respective successors, heirs and assigns, except that no Obligor may assign or transfer its rights or obligations hereunder without the prior written consent of Administrative Agent in its sole and absolute discretion. Obligor acknowledges that Administrative Agent, from time to time, may sell participation interests in, or assign, all or some of the Obligations to third parties, on such terms and conditions as Administrative Agent may determine in its discretion (subject, however, to any applicable restrictions on such participations and assignments under the Credit Agreement), and each Obligor specifically consents thereto.

                  5.11. Complete Agreement, Amendments. This Agreement, together with the Loan Documents, contains the entire agreement among the parties with respect to the transactions contemplated hereby, and supersedes all negotiations, presentations, warranties, commitments, offers, contracts and writings prior to the date hereof relating to the subject matters hereof. This Agreement may be amended, modified, waived, discharged or terminated only by a writing signed by the party to be charged with such amendment, modification, waiver, discharge or termination.

                  5.12. Expenses. Borrowers shall pay on demand, regardless of whether any Default or Event of Default has occurred or whether any proceeding to enforce any Loan Document has been commenced, all fees and expenses (including, without limitation, the reasonable fees and disbursements of internal and external counsel to Administrative Agent) of or incurred by Administrative Agent in connection with (a) the negotiation, preparation, administration, filing or recording of this Agreement, and (b) the collection of the Obligations and any and all other obligations of Borrower to Administrative Agent or any Term Lender whether now existing or hereafter arising, or with the preservation and enforcement of Administrative Agent's or any Term Lender's rights and remedies in connection with the Loan Documents. This covenant shall survive payment of the Obligations and termination of this Agreement.

                  5.13. Severability. Any provision hereof that is prohibited or unenforceable in any jurisdiction shall be, as to such jurisdiction, ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  5.14. Interest Limitation. No provision of this Agreement or any Loan Document shall require the payment, or permit the collection, of interest in excess of the highest rate permitted by applicable law. To the extent that any interest received by Administrative Agent exceeds the maximum amount permitted, such payment shall be credited to unpaid principal, provided, however, that any excess amount remaining after full payment of principal shall be returned to the payor.

                  5.15. References to "Guarantor". All references to "Guarantor" in this Agreement shall mean each and all Guarantors (whether Guarantor is a natural person or a legal entity, and regardless of the use of the word "it" or similar term to refer to Guarantor), except where the context otherwise requires. Each promise, agreement, representation, warranty and covenant made by Guarantor herein is made and given by each Guarantor, jointly and severally, and all rights of Guarantor hereunder are enjoyed with respect to each Guarantor, except as expressly set forth herein.

                  5.16. References to "Obligor". All references to "Obligor" in this Agreement shall mean each and all Obligors (whether Obligor is a natural person or a legal entity, and regardless of the use of the word "it" or similar term to refer to Obligor), except where the context otherwise requires. Each promise, agreement, representation, warranty and covenant made by Obligor herein is made and given by each Obligor, jointly and severally, and all rights of Obligor hereunder are enjoyed with respect to each Obligor, except as expressly set forth herein.

                  5.17. Descriptive Headings. The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

                  5.18. Counterparts. This Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one --- and the same instrument.


                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the undersigned, by their duly authorized officers, have executed this Amendment, as an instrument under seal (whether or not any such seals are physically attached hereto), as of the day and year first above written.

ATTEST:                                   TALK AMERICA INC. (f/k/a Talk.com
                                          Holding Corp.)


By:   /s/ Craig H. Pizer                  By:    /s/ Aloysius T. Lawn, IV
   ----------------------------              ------------------------------
Name:  _________________________          Name:  Aloysius T. Lawn, IV
Title: _________________________          Title: Executive Vice President,
                                                 General Counsel and Secretary
[SEAL]


ATTEST:                                   ACCESS ONE COMMUNICATIONS CORP.


By:    /s/ Craig H. Pizer                 By:    /s/ Aloysius T. Lawn, IV
   ------------------------------            -----------------------------------
Name:   _________________________         Name:  Aloysius T. Lawn, IV
Title:  _________________________         Title: Executive Vice President,
                                                 General Counsel and Secretary
[SEAL]


ATTEST:                                   OMNICALL, INC.


By:     /s/ Craig H. Pizer                By:   /s/ Aloysius T. Lawn, IV
   ------------------------------            ----------------------------------
Name:   _________________________         Name:  Aloysius T. Lawn, IV
Title:  _________________________         Title: Executive Vice President,
Counsel and Secretary

[SEAL]


ATTEST:                                   THE OTHER PHONE COMPANY, INC.


By:   /s/ Craig H. Pizer                  By:    /s/ Aloysius T. Lawn, IV
   ------------------------------            -----------------------------------
Name:   _________________________         Name:  Aloysius T. Lawn, IV
Title:  _________________________         Title: Executive Vice President,
                                                 General Counsel and Secretary
[SEAL]


                       [SIGNATURES CONTINUE ON NEXT PAGE]

         IN WITNESS WHEREOF, the undersigned, by their duly authorized officers, have executed this AMENDMENT, as an instrument under seal (whether or not any such seals are physically attached hereto), as of the day and year first above written.

ATTEST:                              TALK AMERICA OF VIRGINIA, INC.
                                     (f/k/a Tel-Save Holdings of Virginia, Inc.)


By:    /s/ Craig H. Pizer            By:  /s/ Aloysius T. Lawn, IV
   ------------------------------       -----------------------------------
Name:   _________________________    Name:  Aloysius T. Lawn, IV
Title:  _________________________    Title: Executive Vice President,
                                            General Counsel and Secretary
[SEAL]



ATTEST:                              TALK AMERICA HOLDINGS, INC. (f/k/a
                                     Talk.com, Inc.)


By:   /s/ Craig H. Pizer             By:   /s/ Aloysius T. Lawn, IV
   ------------------------------       -----------------------------------
Name:   _________________________    Name:  Aloysius T. Lawn, IV
Title:  _________________________    Title: Executive Vice President,
                                            General Counsel and Secretary
[SEAL]



                       [SIGNATURES CONTINUE ON NEXT PAGE]

         IN WITNESS WHEREOF, the undersigned, by their duly authorized officers, have executed this AMENDMENT, as an instrument under seal (whether or not any such seals are physically attached hereto), as of the day and year first above written.


WITNESS:                                  MCG FINANCE CORPORATION (AS
                                          ADMINISTRATIVE AGENT)


By:    /s/ Ruth Thomas                    By:   /s/ Steven F. Tunney
   -----------------------------             ----------------------------------
                                          Name:  Steven F. Tunney
                                          Title: President and Chief Operating
                                                 Officer1


WITNESS:                                  MCG FINANCE CORPORATION (AS
                                          TERM LENDER)

By:    /s/ Ruth Thomas                    By:  /s/ Steven F. Tunney
   -----------------------------             ----------------------------------
                                          Name:  Steven F. Tunney
                                          Title: President and Chief Operating
                                                 Officer


WITNESS:                                  MCG CAPITAL CORPORATION (As Term
                                          LENDER, F/K/A MCG CREDIT CORPORATION)


By:   /s/ Ruth Thomas                     By:  /s/ Steven F. Tunney
   -----------------------------             ----------------------------------
                                          Name:  Steven F. Tunney
                                          Title: President and Chief Operating
                                                 Officer




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